Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1941

             International Dividend Sustainability Portfolio 2019-1
               European Dividend Sustainability Portfolio 2019-1
                Global Dividend Sustainability Portfolio 2019-1

                          Supplement to the Prospectus

As a result of a previously announced spin-off, on April 9, 2019, holders of Novartis ("NVS") received 1 share of Alcon ("ALC") for every 5 shares of NVS held as of the close of business on April 8, 2019.

Notwithstanding anything to the contrary in the Prospectus, the Portfolios now hold, and will continue to purchase, shares of both NVS and ALC.

Supplement Dated:  April 9, 2019